QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.10

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case Number: 00-1983
GST Telecommunications, Inc. (Consolidated Report includes all Debtors shown on the attached list)	Chapter 11
Debtor

MONTH ENDED:  03/31/01

CONSOLIDATED OPERATING REPORT
DECLARATION UNDER PENALTY OF PERJURY OF
ERICK STEINMAN, ON BEHALF OF THE CORPORATION

    I, Erick Steinman, Chief Financial Officer of GST Telecommunications, Inc. (and all related entities shown on the attached list), the above-captioned debtor and debtor in possession, (the "Debtor"), declare under penalty of perjury that I have reviewed the Debtor's Consolidated Operating Report and that it is true and correct to the best of my knowledge, information and belief.

    Although every effort has been made to make the Consolidated Operating Report accurate and complete, because of the magnitude and complexity of the task, inadvertent errors or omissions may exist.

Dated:	Erick Steinman Chief Financial Officer

Consolidated Operating Report includes all of the following:

Case Number	Company	Non-Operating
00-1982	GST Telecom Inc.
00-1983	GST Telecommunications, Inc.
00-1984	GST USA, Inc.
00-1985	GST Pacific Lightwave, Inc.
00-1986	GST Telecom California, Inc.
00-1987	GST Tucson Lightwave, Inc.
00-1988	GST Telecom Hawaii, Inc.
00-1989	GST Telecom New Mexico, Inc.
00-1990	GST Telecom Texas, Inc.
00-1991	GST Telecom Nevada, Inc.
00-1992	GST Telecom Idaho, Inc.
00-1993	GST Telecom Washington, Inc.
00-1994	GST Realco, Inc.
00-1995	GST Net, Inc.
00-1996	GST Net (AZ), Inc.	X
00-1997	GST Telecom Micronesia, Inc.	X
00-1998	GST Hui Keleka'a'ke, Inc.	X
00-1999	GST Internet, Inc.	X
00-2000	GST Telecom Utah, Inc.
00-2001	HOL Development, Inc.	X
00-2002	GST Telecom Oregon, Inc.
00-2003	GST International, Inc.	X
00-2004	Wasatch International Network Services, Inc.
00-2005	International Telemanagement Group, Inc.	X
00-2006	GST SwitchCo, Inc.
00-2007	GST Equipco, Inc.
00-2008	GST Home, Inc.
00-2009	GST Telecom Colorado, Inc.
00-2010	GST Construction, Inc.
00-2011	GST Government Systems, Inc.
00-2012	GST Equipment Funding, Inc.
00-2013	Vietelco, Inc.
00-2014	GST Call America, Inc.
00-2015	TriStar Residential Communications Corp.	X
00-2016	TotalNet Communications Corp.
00-2017	GST Telecom Arizona, Inc.
00-2018	GST Action Telecom, Inc.
00-2019	GST Universal, Inc.
00-2020	GST Telecom Pacific, Inc.
00-2021	GST Whole Earth Networks, Inc.
00-2022	GST Network Funding, Inc.
00-2023	ICON Communications Corp.
00-2024	KLP, Inc.
00-2025	GST Transfer, Inc.

Index

A.	Summary of Financial Status
B.	Consolidated Balance Sheet
C.	Consolidated Statements of Operations
D.	Consolidated Statements of Cash Flows
E.	Accounts Receivable and (Net) Payable
F.	Pre-Petition Liabilities
G.	Summary of Funds Held at End of Month

Schedule A
Summary of Financial Status

At the end of this reporting month:		Yes		No
1.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)			X

2.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	X

3.	If the answer is yes to 1 or 2, were all such payments approved by the court?	X	(a)

4.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

5.	Is the estate insured for replacement cost of assets and for general liability?	X

6.	Are a plan and disclosure statement on file?			X

7.	Was there any post-petition borrowing during this reporting period?			X

8.	Check if paid:
	Post Petition Taxes	X

	U.S. Trustee Quarterly Fees	X

Check if filing is current for:
	Post-petition tax reporting and tax returns	X

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

Note:

(a)
Court approved the fee applications for these professionals

Schedule A—Attachment
Payments to Professionals
March 1, 2001 - March 31, 2001

Name	Date	Amount
Milbank, Tweed, Hadley & McCoy	3/2/2001	$108,769
The Bayard Firm	3/2/2001	81,885
Latham & Watkins	3/27/2001	705,890

Total		$896,544

Note:

Payments to Milbank Tweed, Bayard Firm, and Latham & Watkins were per Fee Applications approved by the Court.

Schedule B
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
(UNAUDITED)

As of March 31, 2001
ASSETS
Current assets:
Cash and cash equivalents	$433,244
Restricted cash	158,385

Total current assets	591,629
Restricted investments	3,611

Total assets	$595,240

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities:
Accrued expenses	$3,821
Net liabilities from discontinued operations(1)	4,555

Total current liabilities	8,376
Liabilities subject to compromise	1,207,930
Redeemable preference shares	74,008
Shareholders' deficit:
Common shares	250,126
Accumulated deficit	(945,200)

Total shareholders' deficit	(695,074)

Total liabilities and shareholders' deficit	$595,240

Notes:

(1)
Net liabilities from discontinued operations consists of the following:
Accounts payable	$1,075
Accrual of estimated disposal-period operating losses	11,491
Accrual for escrow contingencies	15,523
Other accrued expenses	17,139
Deferred revenue	2,392
Accounts receivable, net	(6,645)
Construction contracts receivable	(6,751)
Prepaid and other current assets	(5,119)
Property, plant and equipment, net	(24,183)
Other assets, net	(367)

$4,555

Schedule C
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended March 31, 2001	For the Period May 17, 2000 through March 31, 2001
Loss from continuing operations	$—	$—
Other income (expenses):
Interest income	2,417	8,288
Other income, net	—	20,603

	2,417	28,891
Reorganization expenses	349	(16,607)
Income (loss) from discontiuned operations (1):
Loss from discontiued operations	—	(348,140)
Gain (loss) from disposal of discontinued operations	—	23,970

	—	(324,170)

Net income (loss)	$2,766	$(311,886)

Notes:

(1)
The Company accounts for its telecommunications businesses as discontinued operations pursuant to Accounting Principles Board Opinion No. 30 ("APB 30"). Under APB 30, the results of the Company's telecommunications operations prior to the measurement date of December 31, 2000 are reported as loss from discontiuned operations. Subsequent to the measurment date of December 31, 2000, gains or losses from the disposal of telecommunications assets and an estimate of the losses to be incurred by the Company's telecommunications operations between measurement date and the disposal dates are accounted for as gain (loss) from disposal of discontinued operations. The components of each are as follows:

  Loss from discontinued operations:

Revenue	$—	$144,337
Expenses	—	(221,283)
Impairment of assets	—	(271,194)

	$—	$(348,140)

  Gain (loss) from disposal of discontinued operations:

Realized gain from disposal of assets	$—	$60,536
Accrual of estimated operating losses through estimated disposal dates	—	(36,566)

	$—	$23,970

  Actual operating losses for the month of March 2001 totalled $5,777 and consisted of $3,113 in revenue and $8,890 in expenses. The $36,566 accrual of estimated disposal-period operating losses was reduced by the $9,755, $9,543 and $5,777 in actual losses during January, February and March 2001, respectively. The current balance of $11,491 is a component of "Net liabilities from discontinued operations" in the accompanying consolidated balance sheet as of March 31, 2001.

Schedule D
GST TELECOMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)
(UNAUDITED)

	For the Month Ended March 31, 2001	For the Period May 17, 2000 through March 31, 2001
CASH FLOWS FROM OPERATING ACTIVITIES
Income before loss from discontinued operations	2,766	$12,284
Gain (loss) from discontinued operations	—	(324,170)

Net loss	2,766	(311,886)
Adjustments to reconcile net loss to net cash provided by operating activities:
Liabilities subject to compromise	(27)	(29,304)
(Gain) loss on disposal of assets	—	(58,714)
Loss on impairment of net assets from discontinued operations	—	271,194
Net gain on settlements of pre-petition liabilities	—	(10,039)
Adjustment to gain on sale of investments	—	(14,185)
Proceeds from sale of assets	—	616,542
Changes in non-cash operating working capital:
Restricted cash	1,084	(155,935)
Accrued expenses	(351)	(23,483)
Net liabilities from discontinued operations	(8,668)	182,230

Net cash provided by operating activities	(5,196)	466,420
CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from debtor-in-possession financing	—	1,564
Net payments of debtor-in-possession financing	—	(1,564)
Principal payments on long term debt	—	(52,981)
Principal payments on capital leases	(148)	(4,850)

Net cash used in financing activities	(148)	(57,831)

Net increase in cash and cash equivalents	(5,344)	408,589
Cash and cash equivalents at beginning of period	438,588	24,655

Cash and cash equivalents at end of period	$433,244	$433,244

Schedule E
Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]		Accounts Payable [Post Petition]		Past Due Post Petition Debt
0 - 30 Days	3,170,987		(77,863)

31 - 60 Days	1,577,218		511,090

61 - 90 Days	1,034,770		96,240		$0

91 + Days	4,423,104		545,901

Total accounts receivable/payable	$10,206,079		$1,075,367	(a)

Allowance for doubtful accounts	$(3,561,138)

Accounts receivable (net)	$6,644,941	(b)

Notes:

(a)
Accounts Payable balance relates to discontinued operations (See Schedule B Note 1)

(b)
Accounts Receivable balance relates to discontinued operations (See Schedule B Note 1)

Schedule F
Pre-Petition Liabilities

List of Claims for Each Classification	Claimed Amount
Secured claims(a)	$676,096,513
Priority claims other than taxes(b)	315,000
Priority tax claims(c)	3,263,923
General Unsecured Claims(d)	528,254,934

$1,207,930,370

(a)
The estimate of secured claims reflects the amounts due to known secured creditors. Such amounts may be over or under-secured. The estimate does not include potentially valid lien and other claims filed outside of existing normal contractual arrangements.

(b)
The estimate mainly reflects GST's accruals for payroll and vacation. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(c)
The estimate mainly reflects GST's accruals for property taxes. The debtor has obtained Orders from the Court allowing certain items within these amounts to be paid as part of ongoing operations.

(d)
The estimate reflects the debtor's most recent estimate of the total value of liabilities due to third parties that have been affected by the Chapter 11 proceedings.

Schedule G
Summary of Funds Held at End of Month

Name	Filing #	Bank Account #	Bank Name	Account Purpose	Balance at 3/1/01	Receipts	Disbursements	Balance at 3/31/01
DIP ACCOUNTS
GST Telecommunications, Inc.	00-1983	136-842-2	Royal Bank of Canada	General/Payroll	17,178	127	(536)	16,769
	00-1983	5U6-343858	Black & Company	ESOP	—	—	—	—

					17,178	127	(536)	16,769

GST USA, Inc.	00-1984	54245352	Bank of America	Market Rate Savings	—	—	—	—
	00-1984	238	Morgan Stanley Asset Mgmt	General Acct	(4,373)	—	—	(4,373)
	00-1984	69752707	Bank of America	Transfer Acct	—	—	—	—
	00-1984	861646	Nations Fund	Investment Acct	—	—	—	—
	00-1984	861646	Nations Fund	Cash Reserves Capital Fund	10,717,734	1,028,357	(8,500,000)	3,246,092
	00-1984	874232	Nations Fund	Restricted Cash	—	—	—	—

					10,713,361	1,028,357	(8,500,000)	3,241,719

GST Network Funding, Inc.	00-2022	68795012	Bank of America	Network funding	—	—	—	—

					—	—	—	—

GST Action Telecom, Inc.	00-2018	1003698801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1099899718	First National Bank of Abilene	Action	—	—	—	—
	00-2018	1800441801	First National Bank of Abilene	Action	—	—	—	—
	00-2018	62006140081	American State Bank	Action	—	—	—	—

					—	—	—	—

GST Net, Inc.	00-1995			Petty Cash	—	—	—	—
	00-1995	68365717	Bank of America	Net Lockbox	—	—	—	—
	00-1995	68622109	Bank of America	Net Tax Acct	4,920	10,289	(3,040)	12,169
	00-1995	1260928002	Huntington National Bank	ITG/Net Lockbox	—	—	—	—
	00-1995	1260931756	Huntington National Bank	Debit card	—	—	—	—
	00-1995	0025-6420-0667	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6400-0668	Bank of America	TOC/Xiex Lockbox	—	—	—	—
	00-1995	0025-6410-0696	Bank of America	TOC/Xiex Lockbox	—	—	—	—

					4,920	10,289	(3,040)	12,169

Wasatch International Network Services, Inc.	00-2004	081-15469-2	Zions Bank	Old Wins Acct	—	—	—	—
	00-2004	041-02357-3	Zions Bank	Old Wins Acct	—	—	—	—

					—	—	—	—

GST Telecom, Inc.	00-1982			Petty Cash	(1,155)	—	—	(1,155)
	00-1982			Petty Cash	252	—	—	252
	00-1982			Petty Cash	480	—	—	480
	00-1982			Petty Cash	724	—	—	724
	00-1982			Petty Cash	1,000	—	—	1,000
	00-1982			Petty Cash	—	—	—	—
	00-1982	68365808	Bank of America	Telecom Gen Acct	—	—	—	—
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	1,679	—	—	1,679
	00-1982	69736304	Bank of America	ZBA Telecom Gen Acct	—	—	—	—
	00-1982	69710317	Bank of America	ZBA Telecom P/R Acct	(13,594)	1,510,950	(1,499,911)	(2,555)
	00-1982	68996206	Bank of America	A/P account	(625,607)	13,067,922	(13,320,866)	(878,551)
	00-1982	68996115	Bank of America	General account	(146,061)	13,800,774	(14,003,385)	(348,672)
	00-1982	69095107	Bank of America	Prof. Services Account	251,911	—	—	251,911
	00-1982	69617900	Bank of America	Cure Account	—	—	—	—

					(530,373)	28,379,646	(28,824,162)	(974,888)

GST Telecom Washington, Inc.	00-1993			Petty Cash	(576)	—	—	(576)
	00-1993			Petty Cash	375	—	—	375
	00-1993			WA Business Ckg	201	—	—	201
	00-1993			Misc.	—	—	—	—
	00-1993	68746502	Bank of America	ZBA General Acct	—	—	—	—

					(1)	—	—	(1)

GST Telecom Oregon, Inc.	00-2002			Petty Cash	—	—	—	—
	00-2002	68738418	Bank of America	Oregon Bus Ckg	500	—	—	500

					500	—	—	500

GST Telecom Idaho, Inc.	00-1992			Petty Cash	(504)	—	—	(504)
	00-1992	66423211	Bank of America	Idaho Bus Ckg	500	—	—	500

					(4)	—	—	(4)

GST Telecom California, Inc.	00-1986			Petty Cash	(489)	—	—	(489)
	00-1986			Petty Cash	277	—	—	277
	00-1986			Petty Cash	(278)	—	—	(278)
	00-1986			Petty Cash	282	—	—	282
	00-1986			Petty Cash	1,080	—	—	1,080
	00-1986			Petty Cash	207	—	—	207
	00-1986			Petty Cash	500	—	—	500
	00-1986			Petty Cash	—	—	—	—
	00-1986	1489-0-02917	Bank of America	Sacramento Bus Ckg	—	—	—	—
	00-1986	1489-6-02339	Bank of America	Fresno Bus Ckg	—	—	—	—
	00-1986	1489-6-02315	Bank of America	Lockbox	—	—	—	—

					1,579	—	—	1,579

GST Whole Earth Networks, Inc.	00-2021			Petty Cash	—	—	—	—
	00-2021	68427202	Bank of America	old Internet Lockbox	—	—	—	—
	00-2021	0001-076280	Bank of Hawaii	old Internet Lockbox	371	—	(25)	346
	00-2021	506376789	West America	HOL General Acct	(4,818)	—	—	(4,818)

					(4,447)	—	(25)	(4,472)

GST Call America, Inc.	00-2014			Petty Cash	—	—	—	—
	00-2014			Petty Cash	500	—	—	500
	00-2014		Midstate Bank	SLO Petty Cash	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1863371	Santa Lucia Bank	SLO Bus Ckg	—	—	—	—
	00-2014	1425153	Santa Lucia Bank	SLO General Acct	56,932	—	—	56,932

					57,432	—	—	57,432

GST Pacific Lightwave, Inc.	00-1985			Petty Cash	(464)	—	—	(464)
	00-1985			Petty Cash	64	—	—	64
	00-1985			Petty Cash	400	—	—	400
	00-1985			Petty Cash	1,000	—	—	1,000
	00-1985	1489-8-02338	Bank of America	Riverside Bus Ckg	—	—	—	—
	00-1985	1489-5-02740	Bank of America	Rialto Bus Ckg	—	—	—	—
	00-1985	1489-3-02307	Bank of America	General Acct	1,235	—	(1,235)	—
	00-1985	1489-5-02306	Bank of America	ZBA	—	—	—	—

					2,235	—	(1,235)	1,000

GST Telecom Arizona, Inc.	00-2017			Petty Cash	—	—	—	—
	00-2017			Petty Cash	—	—	—	—
	00-2017	003			—	—	—	—
	00-2017	0000-2201-4702	Bank of America	TLI Bus Ckg	—	—	—	—
	00-2017	0098-5505-7720	Bank of America	Call Am Phx Bus Ckg	—	—	—	—
	00-2017	14896-02377	Bank of America	TLI General Acct	—	—	—	—
	00-2017	14894-02378	Bank of America	TLI General Acct	—	—	—	—
	00-2017	194722	Bank of Denver	Intertel Greenstar	110,304	—	—	110,304
	00-2017	631-3601170	Norwest Bank	Call Am Phx	2,319	—	—	2,319

					112,623	—	—	112,623

GST Telecom New Mexico, Inc.	00-1989			Petty Cash	—	—	—	—
	00-1989			Petty Cash	—	—	—	—
	00-1989	20533-91895	B of A Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	2025492520	Bank of Albuquerque	NM Bus Ckg	—	—	—	—
	00-1989	14899-02380	Bank of America	NM General Acct	—	—	—	—

					—	—	—	—

GST Telecom Texas, Inc.	00-1990			Petty Cash	—	—	—	—
	00-1990			Petty Cash	500	—	—	500
	00-1990	120979	Southwest Bank of Texas	Sweeps from Lockbox acct	—	—	—	—
	00-1990	73520	Southwest Bank of Texas	Lockbox	—	—	—	—
	00-1990	35173	Southwest Bank of Texas	Tax Acct	39,558	20,500	(38,001)	22,057
	00-1990				—	—	—	—

					40,058	20,500	(38,001)	22,557

GST Home, Inc.	00-2008	68539915	Bank of America	Home General Acct	—	—	—	—

					—	—	—	—

GST Telecom Hawaii, Inc.	00-1988			Petty Cash	—	—	—	—
	00-1988			Petty Cash	500	—	—	500
	00-1988	0002-681730	Bank of Hawaii	HI Bus Ckg	—	—	—	—
	00-1988	0094-001706	Bank of Hawaii	General Acct	—	—	—	—
	00-1988	0001-094521	Bank of Hawaii	General Acct	8,646	398,849	(404,328)	3,167

					9,146	398,849	(404,328)	3,667

GST Telecom Pacific, Inc.	00-2020			Petty Cash	—	—	—	—
	00-2020	101252209	Bank of Guam	Guam Bus Ckg	—	—	—	—
	00-2020	0038-09050-0	Bank of Hawaii	Acct Closed 11/99	—	—	—	—
	00-2020	0038-074105	Bank of Hawaii	Sprint International Acct	—	—	—	—
	00-2020	03-062368	First Hawaiian Bank	General Acct	—	—	—	—
	00-2020	117072	Citi Bank	Guam Bus Ckg	—	—	—	—
	00-2020	124010	Citi Bank	NIB Ckg	—	—	—	—
	00-2020	101251480	Bank of Guam	General Acct	—	—	—	—
	00-2020	101251471	Bank of Guam	General Acct	—	—	—	—
	00-2020	200026270	Citizens Security Bank	General Acct	—	—	—	—

					—	—	—	—

DIP Account TOTAL					$10,424,207	$29,837,769	$(37,771,327)	$2,490,649
Inter-bank transfers						$(24,510,087)	$24,510,087
DIP Net						$5,327,682	$(13,261,240)

ESCROW ACCOUNTS
GST Telecommunications, Inc.	00-1983	62-8697-70-8	LaSalle Bank	Primary Fiscal Agency Agmt	430,018,851	2,479,231	(2,621,000)	429,877,082
	00-1983	62-8697-60-9	LaSalle Bank	Segregated Fiscal Agy Agmt	16,117,067	62,631	—	16,179,698
	00-1983	62-8697-80-7	LaSalle Bank	GST/TWTC Software	24,217,634	95,822	—	24,313,456
	00-1983	62-8697-90-6	LaSalle Bank	GST/TWTC CALEA	—	—	—	—
	00-1983	62-8697-91-4	LaSalle Bank	GST/TWTC Nortel	7,223,238	27,632	—	7,250,870
	00-1983	62-8697-92-2	LaSalle Bank	GST/TWTC Siemens	351,129	1,343	—	352,472
	00-1983	62-8698-00-3	LaSalle Bank	GST/TWTC Permits	3,700,000	15,246	(815,246)	2,900,000
	00-1983	62-8698-10-2	LaSalle Bank	GST/TWTC Ontario	—	—	—	—
	00-1983	62-8698-20-1	LaSalle Bank	GST/TWTC Real Estate	—	1	(1)	—
	00-1983	62-8698-30-0	LaSalle Bank	GST/TWTC Construction	—	—	—	—
	00-1983	62-8698-31-8	LaSalle Bank	GST/TWTC Houston Network	3,511,300	13,434	—	3,524,734
	00-1983	62-8698-32-6	LaSalle Bank	GST/TWTC PDX to Sacto	120,387	460	—	120,848
	00-1983	62-8698-33-4	LaSalle Bank	GST/TWTC Portland Right	385	207	—	591
	00-1983	62-8698-70-6	LaSalle Bank	GST/TWTC Pending Cure Amts	15,429,303	59,740	(896,544)	14,592,499
	00-1983	62-8747-50-3	LaSalle Bank	LBNA Depository Agency	—	2,621,000	—	2,621,000
	00-1983	44719003	American National Bank	GST/TWTC Tax Escrow	81,348,905	335,453	(6,762)	81,677,596
Escrow Totals					$582,038,200	$5,712,199	$(4,339,552)	$583,410,847
Inter-bank transfers						$(3,430,233)	$3,430,233
Escrow Net						$2,281,966	$(909,319)

DIP AND ESCROW ACCOUNTS COMBINED
DIP/Escrow Totals					$592,462,407	$35,549,968	$(42,110,879)	$585,901,496
Inter-bank transfers						$(27,940,320)	$27,940,320
DIP/Escrow Combined Net						$7,609,649	$(14,170,559)

QuickLinks

Index
Schedule A Summary of Financial Status
Schedule A—Attachment Payments to Professionals March 1, 2001 - March 31, 2001
Schedule B GST TELECOMMUNICATIONS, INC. CONSOLIDATED BALANCE SHEET (IN THOUSANDS) (UNAUDITED)
Schedule C GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (IN THOUSANDS) (UNAUDITED)
Schedule D GST TELECOMMUNICATIONS, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (IN THOUSANDS) (UNAUDITED)
Schedule E Accounts Receivable and (Net) Payable
Schedule F Pre-Petition Liabilities
Schedule G Summary of Funds Held at End of Month